NONE OF THE SECURITIES TO WHICH THIS TRANSFER AGREEMENT (THE “AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES 1933 ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

TRANSFER AGREEMENT

BETWEEN:

________________________, _______________________

(the “Vendor”)

AND:

JAMES P. GEISKOPF, a businessman with an address at 3250 Oakland Hills Court, Fairfield, CA  94534

(the “Purchaser”)

WHEREAS:

A.                      The Vendor is the beneficial owner of ____________ common shares in the capital of Search By Headlines.com Corp. (the “Company”), a company incorporated under the laws of the State of Nevada, registered in the name of the Vendor;

B.                      The Purchaser is familiar with and has access to information regarding the Company similar to information that would be available in a registration statement filed by the Company under the 1933 Act;

C.                      The Vendor proposes to sell to the Purchaser ___________ of the Company’s common shares (the “Shares”) on the terms set forth herein;

D.                      The Vendor does not want to be involved with the Company going forward and the purchase price for the Shares is based on the Vendor’s desire to cease their potential obligations going forward;

E.                      The Purchaser will become a director of the Company and the Vendor will resign as a director of the Company, effective 10 days after the filing of a Schedule 14F to the shareholders of the Company (the “Closing Date”); and

F.                      The parties hereto desire to make certain representations, warranties and agreements in connection with the proposed purchase and sale of the Shares and to set forth various conditions to the transactions contemplated hereby.

THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties covenant and agree as follows:

1.	Purchase and Sale

1.1  On the basis of the representations and warranties of the parties to this Agreement and subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Vendor, and the Vendor agrees to sell to the Purchaser, the Shares free and clear of all liens, charges and encumbrances of any kind whatsoever.

1.2  The purchase price of the Shares is the amount of $______ (the “Purchase Price”).

1.3  The closing of the purchase and sale of the Shares (the “Closing”) shall take place on the Closing Date. The Closing may take place by exchange of appropriate solicitor’s undertakings, which will involve each party’s solicitors delivering to his or her counterparts all required consideration and documentation, to be held in trust and not released until all required closing deliveries have been made and all conditions to Closing have been satisfied or waived by the party which has the benefit of such conditions.

1.4  On the Closing Date, the Purchaser will pay the Vendor the Purchase Price by delivering to the Vendor or the Vendor’s solicitors in trust a bank draft, certified cheque or solicitor’s trust account cheque in the amount of the Purchase Price.

1.5  On the Closing Date, the Vendor will deliver to the Purchaser, the following documents:

(a)
share certificates representing the Shares together with one or more stock transfer powers of attorney, duly endorsed by the Vendor for transfer in form acceptable to the Company’s registrar and transfer agent, for the purposes of effecting the registration of the Shares in the name of the Purchaser; and

(b)	all other documents and instruments as the Purchaser may reasonably require.

1.6  The Purchaser agrees to deliver, along with an executed copy of this Agreement:

(a)	a fully completed and executed Investor Questionnaire in the form attached as Exhibit 1 hereto; and

(b)	such other supporting documentation that the Vendor or its legal counsel may request to establish the Purchaser’s qualification as a qualified purchaser.

2.	Conditions to Closing

2.1  The Purchaser’s obligation to purchase the Shares and to take the other actions required to be taken by the Purchaser at the Closing is subject to the Purchaser having received written confirmation from the Company’s transfer agent stating that such transfer agent has received all documents necessary to register the transfer of all of the Shares to the Purchaser and to reissue one or more stock certificates to the Purchaser representing the Shares in the name of the Purchaser.  This condition is for the sole benefit of the Purchaser and may be waived by the Purchaser, in whole or in part.

3.	Acknowledgements

3.1  The Purchaser acknowledges and agrees that the Vendor is an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act) of the Company and as a result the Purchase Shares will be subject to a hold period (as contemplated under Rule 144 promulgated under the 1933 Act) which commences on the date of the completion of the transactions contemplated by this Agreement and will not be permitted to tack on to the period that the Vendor held the Purchase Shares. Further, the Purchaser acknowledges that the Company is a shell company, as defined in Rule 405 promulgated under the 1933 Act, and the Purchaser cannot resell the Purchase Shares pursuant to Rule 144 until the conditions in subsection (i)(2) of Rule 144 are satisfied.

4.	Independent Legal Advice

4.1  The Vendor and the Purchaser acknowledge that:

(a)	this Agreement was prepared by Clark Wilson LLP for the Company;

(b)	Clark Wilson LLP received instructions from the Company and does not represent the Vendor and the Purchase;

(c)	both the Vendor and the Purchase have been requested to obtain its own independent legal advice;

(d)	both the Vendor and the Purchase have been given adequate time to obtain independent legal advice;

(e)	by signing this Agreement, the Vendor and the Purchase confirm that they fully understands this Agreement; and

(f)	by signing this Agreement without first obtaining independent legal advice, the Vendor and the Purchase waive their right to obtain legal advice.

(g)	Representations and Warranties

4.2  The Vendor represents and warrants to the Purchaser (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Shares as contemplated herein, that:

(a)	the Vendor is the beneficial owner of the Shares free and clear of all liens, charges and encumbrances of any kind whatsoever;

(b)
there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the Vendor or any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the Shares or the ownership thereof;

(c)	no person, firm, corporation or entity of any kind has or will have any agreement or option or any right capable at any time of becoming an agreement to:

(i)	purchase or otherwise acquire the Shares; or

(ii)	require the Vendor to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Shares other than under this Agreement;

(d)
the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser;

(e)
this Agreement and all other documents required to be executed and delivered by the Vendor have been duly, or will when executed and delivered be duly, executed and delivered by the Vendor, and constitute the legal, valid and binding obligations of the Vendor, enforceable against the Vendor in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies;

(f)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Vendor or of any agreement, written or oral, to which the Vendor may be a party or by which the Vendor is or may be bound;

(g)
the Vendor acquired the Purchase Shares in a transaction exempt from the registration requirements of the 1933 Act either (i) pursuant to Section 4(1) of the 1933 Act, or (ii) pursuant to Section 4(2) of the 1933 Act in the event that the

(h)
Vendor is deemed an underwriter, or (iii) pursuant to Regulation S promulgated under the 1933 Act (in which event the Shares were acquired in an “off-shore transaction,” as defined in Rule 902(h) of Regulation S);

(i)	the Vendor is not an “underwriter” (as such term is defined in Section 2(11) of the 1933 Act) of any securities of the Company; and

(j)
the Vendor has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

4.3  The Purchaser represents and warrants to the Vendor (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Shares as contemplated herein, that:

(a)	the Purchaser has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement;

(b)
this Agreement and all other documents required to be executed and delivered by the Purchaser have been duly, or will when executed and delivered be duly, executed and delivered by the Purchaser, and constitute the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies;

(c)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(d)
the Purchaser has not taken any action which would impose any obligation or liability to any person for finder’s fees, agent’s commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

(e)	the sale of the Shares to the Purchaser as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Purchaser;

(f)
it understands and agrees that none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United

(g)
States or to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(h)
it has had access to all of the books and records of the Company and accordingly agrees that it is familiar with and has access to information regarding the Company similar to information that would be available in a registration statement filed by the Company under the 1933 Act;

(i)
it is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(j)
it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

(k)	it understands and agrees that the Shares are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act;

(l)	the Vendor is not an “underwriter” (as such term is defined in Section 2(11) of the 1933 Act) of any securities of the Company;

(m)
the Purchaser is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(n)
understands that the Company is not a reporting issuer in any province of Canada and therefore resale of any of the Shares in Canada is restricted except pursuant to an exemption from applicable securities legislation.

5.	British Columbia Resale Restriction

5.1  The Purchaser hereby acknowledges that the Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the British Columbia Securities Act (the “B.C. Act”) and the rules made thereunder.

5.2  Pursuant to British Columbia Instrument 51-509 (“BCI 51-509”), as adopted by the British Columbia Securities Commission, the Purchaser acknowledges and agrees that a subsequent trade in the Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the B.C. Act) unless certain conditions are met as specified in BCI 51-509, to the extent that the trade is at that time subject to such securities legislation.

6.	Legending and Registration of Subject Shares

6.1  The Purchaser hereby acknowledges that a legend may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation.

6.2  The Purchaser hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

7.	Further Assurances

7.1  The parties to this Agreement hereby agree to execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.

8.	Governing Law

8.1  This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable herein.

9.	Survival

9.1  This Agreement, including without limitation the representations and warranties contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares as contemplated herein.

10.	Assignment

10.1  This Agreement is not transferable or assignable.

11.	Electronic Means

11.1  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

12.	Severability

12.1  The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

13.	Entire Agreement

13.1  cept as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law.

14.	Notices

14.1  Any notice required or permitted to be given under this Agreement will be validly given if in writing and delivered, sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy or sent by prepaid registered mail, addressed to the applicable party at its address indicated on the first page of this Agreement or to such other address as any party may specify by notice in writing to the other.  Any notice delivered on a business day will be deemed conclusively to have been effectively given on the date notice was delivered and any notice given by electronic communication will be deemed conclusively to have been given on the date of such transmission.  Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting, but if at the time of posting or between the time of posting and the fifth business day thereafter there is a strike, lockout or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

15.	Counterparts

15.1  This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

[the remainder of this page is intentionally blank]

16.	Currency

16.1  Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the _______ day of ______________, 2011.

EXECUTED by ______________________ in the presence of:

________________________________________________
Signature

________________________________________________
Print Name

________________________________________________
Address

________________________________________________
Occupation
) ) ) ) ) ) ) ) ) ) ) )	________________________________________________

EXECUTED by JAMES P. GEISKOPF in the presence of:

________________________________________________
Signature

________________________________________________
Print Name

________________________________________________
Address

________________________________________________
Occupation
) ) ) ) ) ) ) ) ) ) ) ) )	________________________________________________ JAMES P. GEISKOPF

EXHIBIT 1
TO CANADIAN INVESTOR QUESTIONNAIRE

Accredited Investors only: Please check the appropriate box and initial

☐	(a)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,
☐	(b)
an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(c)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,
☐	(d)
a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (d),

☐	(e)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(f)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

Dated _____________________________, 20____.
X
Signature of individual (if Subscriber is an individual)
X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)